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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2005



                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

          DELAWARE                            1-16263                     58-2572419
(State or Other Jurisdiction         (Commission File Number)            (IRS Employer
      of Incorporation)                                               Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 321-7910


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Registrant's Board of Directors adopted resolutions approving an amendment to the Registrant's Certificate of Incorporation to increase the number of authorized shares of capital stock to 75,000,000, consisting of 74,000,000 shares of common stock and 1,000,000 shares of preferred stock.

Thereafter a meeting of the Registrant's stockholders was called and held, at which the stockholders approved the amendment to the Registrant's Certificate of Incorporation. The amendment to the Certificate of Incorporation was adopted and executed on June 8, 2005, and filed with the Secretary of State of Delaware on June 9, 2005. The Certificate of Amendment became effective upon filing. A copy of the Certificate of Amendment is filed herewith as an Exhibit.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

     (b) Pro Forma Financial Information

     (c) Exhibits

         Exhibit Number      Description
         --------------      -----------

              99.1           Certificate of Amendment of Certificate of
                             Incorporation

     Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Marine Products Corporation.



Date: June 9, 2005                       /s/ Ben M. Palmer
                                         -------------------------------------
                                         Ben M. Palmer
                                         Vice President,
                                         Chief Financial Officer and Treasurer